LETTER TO SHAREHOLDERS                             ACM Government Spectrum Fund
================================================================================

February 26, 1999

Dear Shareholder:

This report provides an overview of our strategy, performance and outlook for the ACM Government Spectrum Fund for the annual reporting period ended December 31, 1998. The Fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

INVESTMENT RESULTS

The following table shows how your Fund performed over the past six- and 12-month periods ended December 31, 1998. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities. Your Fund underperformed the benchmark for both the six- and 12-month periods under review. Although our U.S. Treasury and developed government bond allocations posted strong gains, the portfolio's exposure to emerging market debt, which performed poorly over the period, dampened performance.

 INVESTMENT RESULTS*
 Periods Ended December 31, 1998

                              Total Returns

                           6 Months   12 Months
                           --------   ---------

 ACM Government
  Spectrum Fund              3.69%      6.16%

 Lehman Brothers
  Aggregate Bond Index       4.58%      8.69%

 * The Fund's investment results are total returns for the period and are based on the net asset value of the Fund as of December 31, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

     The Lehman Brothers Aggregate Bond Index is composed of the Mortgage Backed and Asset Backed Securities Indices and the Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in the Index.

MARKET OVERVIEW
During the six-month period ended December 31, 1998, global markets experienced volatility as financial and economic turmoil, spreading from Asia to Russia, then to Latin America, elevated concerns about recession and a global economic slowdown. However, decisive stimulative policies by the Federal Reserve and the Central Banks in Europe to cut interest rates stemmed the downward trend and ended the year with cautious optimism.

Despite global turmoil, the United States continued on a path of robust growth driven by domestic consumer demand. Manufacturing, however, remained weak as world export markets declined. Inflation continued to be benign and employment strong throughout the period. The Federal Reserve, as a hedge against a slowing global economy, lowered interest rates three times by a quarter of a percentage point from 5.50% to 4.75%.

The U.S. bond market, which posted solid gains, provided a safe haven for investors seeking liquidity during periods of global volatility. As investors became more risk averse, U.S. Treasuries outperformed all other U.S. fixed income sectors during the six- month period. Treasury yields (which move in the opposite direction of price) reached record lows prior to rebounding at the end of the period.

In the developed markets outside of the U.S., government bond returns were augmented by investors' aversion to risk. Traditional safe haven markets ben-

                                                    ACM Government Spectrum Fund
================================================================================

efited from both the flight to quality and the increased probability of monetary easing, while non-safe haven countries suffered from low liquidity. On an individual country basis, all developed government bond markets posted strong returns with the exception of Japan.

In the emerging markets, debt prices fell over the six-month period when renewed global volatility, caused by fiscal problems in Russia, heightened investor concerns about all higher yielding asset classes. Investor confidence was briefly restored in July, when the International Monetary Fund (IMF) approved an emergency loan package for the Russian government. However, the downward fall of emerging market debt prices resumed and accelerated in August after the Russian government devalued the ruble and defaulted on its domestic debt. This move by the Russian government led to a general sell-off of emerging market assets as investors moved to lower their portfolios' risk exposure. In September, investor concern shifted to Brazil, which, like Russia, has a semi-fixed currency regime and deficits in both its fiscal and current accounts. After reaching a low in September, emerging market debt prices rebounded as the U.S. and other industrial countries began easing monetary policy.

INVESTMENT STRATEGY

During the six-month period under review, we maintained a longer interest rate duration than the market generally employing U.S. Treasury holdings with maturities of 10 years or more. In addition, we opportunistically employed securities issued in foreign countries to enhance portfolio yield. For example, we invested in New Zealand, Norwegian, Australian and Canadian government bonds, subsequently selling the latter two positions. We also continued to invest in the developing markets.

ECONOMIC OUTLOOK

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth should continue to slow and inflation should remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter with growth estimates centered around 3.0% for 1999. Further interest rate reductions by the Federal Reserve are not imminent, however, we believe the Federal Reserve will respond quickly to accommodate liquidity needs, if, and as, they arise. U.S. interest rates, as well as inflation, should remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility.

In Europe, we expect growth to slow to 2% in 1999 from 2.6% in 1998. Inflation is expected to remain low. Additional rate cuts by the European Central Bank are likely. The new Euro will provide interesting investment opportunities as it stimulates the development of a European bond market exhibiting similar characteristics to the U.S. bond market. Longer term, it is expected to rival the U.S. dollar in strength. Japanese growth is expected to decline by 1% in 1999 after having shrunk an estimated 2.9% in 1998. A deflationary cycle has taken hold in Japan and is negatively impacting the world economic outlook. We remain pessimistic on the outlook for Japanese growth until meaningful financial and real-sector reforms are implemented.

In the emerging market arena, increased uncertainty has been generated by the change in Brazil's exchange rate policy. Spreads on emerging market debt have widened considerably as a result, weakening growth prospects for Latin America. Furthermore,

                                                    ACM Government Spectrum Fund
================================================================================

we remain concerned about the effects that slower global growth and low commodity prices will have on emerging markets. In this environment, we expect emerging market debt prices to remain volatile. They should contain periods of improved sentiment, triggered by stimulative policies in developed countries, interspersed with episodes of weakness, as investors lose confidence in the pace of reforms in emerging countries and Japan.

Thank you for your continued interest and investment in the ACM Government Spectrum Fund. We look forward to reporting its progress to you in the coming months.


Sincerely,

/S/ John D. Carifa

John D. Carifa
Chairman

/S/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
December 31, 1998                                   ACM Government Spectrum Fund
================================================================================

                                  Principal
                                   Amount                      U.S. $ Value
                                    (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND
 AGENCY OBLIGATIONS-78.4%

U.S. TREASURY
 BONDS-41.1%
 8.125%, 8/15/19 (a)........      $ 19,000                      $ 25,373,930
 10.75%, 8/15/05 (a)........        11,250                        15,004,687
 12.75%, 11/15/10 (a).......         9,250                        13,435,625
 13.75%, 8/15/04 (a)........        11,500                        16,540,220
 14.00%, 11/15/11 (a).......        23,300                        36,912,326
                                                                ------------
                                                                 107,266,788
                                                                ------------
U.S. TREASURY
 NOTES-26.7%
 5.25%, 8/15/03.............         4,500                         4,614,615
 5.75%, 8/15/03.............         7,600                         7,936,072
 6.25%, 10/31/01 (a)........        17,000                        17,711,790
 6.50%, 8/15/05 (a).........         8,075                         8,874,910
 6.875%, 5/15/06 (a)........        16,950                        19,164,009
 7.875%, 11/15/04 (a).......        10,000                        11,585,900
                                                                ------------
                                                                  69,887,296
                                                                ------------
U.S. TREASURY
 STRIPS-8.0%
 Zero coupon, 5/15/15.......        51,000                        20,840,640
                                                                ------------
MORTGAGE RELATED
 SECURITY-2.6%
Federal National Mortgage
 Association
 4.75%, 11/14/03............         7,000                         6,910,330
Total U.S. Government and
 Agency Obligations
 (cost $196,645,760)........                                     204,905,054
                                                                ------------
SOVEREIGN DEBT
 OBLIGATIONS-19.5%

ARGENTINA-3.2%
Province of Tucuman
 9.45%, 8/01/04 (b).........         1,643                         1,355,351
Federal Republic of Argentina
 11.00%, 12/04/05...........         7,000                         6,982,500
 Warrants expiring
 9/19/27 (c)................             7                            30,450
                                                                ------------
                                                                   8,368,301
                                                                ------------
BRAZIL-2.3%
Republic of Brazil C Bonds
 8.00%, 4/15/14 (d).........      $  5,299                      $  3,153,078
 10.125%, 5/15/27...........         4,500                         2,992,500
                                                                ------------
                                                                   6,145,578
                                                                ------------
COLOMBIA-2.6%
Republic of Colombia
 8.625%, 4/01/08............         8,000                         6,800,000
                                                                ------------

ECUADOR-1.7%
Republic of Ecuador
 3.50%, 2/28/25.............        10,300                         4,377,500
                                                                ------------

GREECE-1.6%
Hellenic Republic
 8.90%, 4/01/03............. GRD     1,100                         4,122,838
                                                                ------------

MEXICO-1.0%
Mexican Treasury Bill
 20.25%, 5/06/99 (e)........ MXP    27,500                         2,500,171
                                                                ------------
NEW ZEALAND-2.5%
New Zealand
 10.00%, 3/15/02............ NZD    11,000                         6,575,458
                                                                ------------

NORWAY-2.8%
Kingdom of Norway
 9.00%, 1/31/99............. NOK    55,000                         7,238,995
                                                                ------------

RUSSIA-0.1%
Russian Principal Loans FRN
 6.625%, 12/15/20 (f).......      $  8,000                           370,000
Russian IAN FRN
 5.969%, 12/15/15...........           135                            14,144
                                                                ------------
                                                                     384,144
                                                                ------------

SOUTH AFRICA-1.7%
Development Bank of
 South Africa
 Zero coupon, 12/31/27...... ZAR   250,000                           785,189
European Bank for
 Reconstruction and
 Development
 Zero coupon, 12/31/29......       375,000                         1,241,448

                                                    ACM Government Spectrum Fund
================================================================================

                                     Principal
                                      Amount
                                      (000)                        U.S. $ Value
-------------------------------------------------------------------------------
International Bank for
 Reconstruction and
 Development
 Zero coupon, 12/31/25                300,000                         1,400,608
 Zero coupon, 2/17/26                  75,000                           364,158
 Zero coupon, 7/14/27  ZAR            150,000                      $    646,826
                                                                   ------------
                                                                      4,438,229
                                                                   ------------


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Sovereign Debt Obligations
(cost $64,279,889)                                                   50,951,214
                                                                   ------------
TOTAL INVESTMENTS--97.9%
(cost $260,925,649)                                                $255,856,268
 Other assets less liabilities--2.1%.                                 5,437,944
                                                                   ------------
 NET ASSETS--100%                                                  $261,294,212
                                                                   ============

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, have been segregated to collateralize open forward exchange currency contracts. Total value of segregated securities amounted to $117,425,000 at December 31, 1998.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, this security amounted to $1,355,351 or 0.5% of net assets.
(c) Non-income producing security.
(d) Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(e) Interest rate represents annualized yield to maturity at purchase date.
(f) Paid-in-kind in Russian IAN's.

Glossary of Terms:
FRN   Floating Rate Note
IAN   Interest Arrears Note

   See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998                                   ACM Government Spectrum Fund
================================================================================


ASSETS
 Investments in securities, at value (cost $260,925,649)........   $255,856,268
 Cash...........................................................        840,485
 Interest receivable............................................      4,724,238
 Net unrealized appreciation of forward exchange
   currency contracts...........................................        122,343
                                                                    -----------
 Total assets...................................................    261,543,334
                                                                    -----------

LIABILITIES
 Administrative fee payable.....................................         45,708
 Accrued expenses...............................................        203,414
                                                                    -----------
 Total liabilities..............................................        249,122
                                                                    -----------


NET ASSETS......................................................   $261,294,212
                                                                   ============

COMPOSITION OF NET ASSETS
 Capital stock, at par..........................................   $    370,280
 Additional paid-in capital.....................................    325,038,367
 Undistributed net investment income............................         37,806
 Accumulated net realized loss on investments and
   foreign currency transactions................................    (59,198,867)
 Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities..........     (4,953,374)
                                                                  -------------
                                                                   $261,294,212
                                                                  =============

NET ASSET VALUE PER SHARE (based on 37,028,027
  shares outstanding)...........................................          $7.06
                                                                         ======
-------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1998                        ACM Government Spectrum Fund
================================================================================

INVESTMENT INCOME
 Interest............................................               $21,297,125

EXPENSES
 Advisory fee........................................ $1,898,639
 Administrative fee..................................    497,633
 Custodian...........................................    105,755
 Transfer agency.....................................     91,873
 Audit and legal.....................................     73,133
 Reports and notices to shareholders.................     45,598
 Directors' fees.....................................     33,734
 Registration fee....................................     32,373
 Taxes...............................................     19,500
 Miscellaneous.......................................     13,950
                                                      ----------

 Total expenses......................................                 2,812,188
                                                                     ----------
 Net investment income...............................                18,484,937
                                                                     ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain on investment transactions........                 5,366,131

 Net realized loss on foreign currency
   transactions......................................                  (707,270)

 Net change in unrealized appreciation
   (depreciation) of:
   Investments.......................................                (6,810,521)

   Foreign currency denominated assets and
     liabilities.....................................                (2,631,471)
                                                                    -----------

 Net realized and unrealized loss on investments
   and foreign currency transactions.................                (4,783,131)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........               $13,701,806
                                                                    ===========


STATEMENT OF CHANGES IN NET ASSETS
===============================================================================

                                                           Year Ended             Year Ended
                                                      December 31, 1998      December 31, 1997
                                                      -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income...............................    $ 18,484,937         $ 18,983,610
 Net realized gain on investments and foreign
   currency transactions ............................       4,658,861            1,284,519
 Net change in unrealized appreciation
   (depreciation) of investments and foreign
   currency denominated assets and liabilities.......      (9,441,992)           4,842,498
                                                         ------------         ------------
 Net increase in net assets from operations..........      13,701,806           25,110,627

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income................     (18,484,937)         (19,166,509)
 Distributions in excess of net investment
   income............................................      (1,787,336)          (3,327,379)
                                                         ------------         ------------
 Total increase (decrease)...........................      (6,570,467)           2,616,739
                                                         ------------         ------------

NET ASSETS
 Beginning of year...................................     267,864,679          265,247,940
                                                         ------------         ------------

 End of year (including undistributed net
   investment income of $37,806 at
   December 31, 1998)................................     261,294,212         $267,864,679
                                                         ============         ============
------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998                                   ACM Government Spectrum Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Spectrum Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over the counter market and securities listed on a national securities exchange whose primary market is believed to be over the counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment  Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

                                                    ACM Government Spectrum Fund
================================================================================

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to distributions in excess of taxable income, resulted in net decrease in additional paid-in capital and a corresponding decrease in undistributed net investment income. This reclassification had no effect on net assets.
--------------------------------------------------------------------------------

NOTE B: Advisory, Administrative Fees and Other Transactions with Affiliates.

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquires on behalf of the Fund. During the year ended December 31, 1998, the Fund reimbursed AFS $3,420.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $172,280,179 and $161,057,040, respectively, for the year ended December 31, 1998. There were purchases of $346,102,222 and sales of $403,084,949 of U.S. government and government agency obligations for the year ended December 31, 1998.

At December 31, 1998, the cost of investments for federal income tax purposes was $263,108,183. Accordingly, gross unrealized appreciation of investments was $8,562,010 and gross unrealized depreciation was $15,813,925, resulting in net unrealized depreciation of $7,251,915 (excluding foreign currency transactions).

At December 31, 1998, the Fund had a capital loss carryforward of $57,016,329 of which $22,208,518 expires in the year 2002, $32,047,923 expires in the year 2003, $2,680,733 expires in the year 2004 and $79,155 expires in the year 2005.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio hold-ings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

NOTES TO FINANCIAL STATEMENTS(continued)           ACM Government Spectrum Fund
================================================================================

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commit-ments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract. At December 31, 1998, the Fund had outstanding forward exchange currency contracts as follows:


                                                                                U.S. $
                                                              Contract          Value on        U.S. $           Unrealized
Forward Exchange                                               Amount         Origination      Current          Appreciation
Currency Sale Contracts                                        (000)            Date          Value            (Depreciation)
                                                            -----------      -------------   -----------     -----------------
Deutsche Marks, settling 1/15/99......................          6,890         $4,150,544      $4,137,096       $  13,448
Norwegian Krone, settling 2/08/99.....................         57,902          7,753,036       7,592,887         160,149
New Zealand Dollars, settling 3/15/99.................         12,720          6,647,720       6,698,974         (51,254)
                                                                                                               ---------
                                                                                                                $122,343
                                                                                                               =========



2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from secu-rities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 1998, the Fund did not have any written option transactions.

3. Interest Rate Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment

                                                    ACM Government Spectrum Fund
================================================================================

purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation (depreciation) of investments.

At December 31, 1998, the Fund did not have any interest rate swap contracts outstanding.
--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 37,028,027 shares were outstanding at December 31, 1998. During the years ended December 31, 1998 and 1997, the Fund did not issue any shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.

FINANCIAL HIGHLIGHTS                               ACM Government Spectrum Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                        Year Ended December 31,
                                                          ---------------------------------------------------
                                                           1998        1997       1996       1995       1994
                                                          ------      ------     ------     -----      ------
Net asset value, beginning of year....................  $   7.23   $   7.16   $   7.47   $   6.89     $   9.49
                                                          ------      ------     ------     -----      ------
Income From Investment Operations
---------------------------------
Net investment income.................................       .50        .51        .57      .70(a)       .74(a)
Net realized and unrealized gain
 (loss) on investments, options written
 and foreign currency transactions....................      (.12)       .17       (.19)       .66        (2.46)
                                                          ------      ------     ------     -----      --------
Net increase (decrease) in net asset
  value from operations...............................       .38        .68        .38       1.36        (1.72)
                                                          ------      ------     ------     -----      --------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income..................      (.50)      (.52)      (.57)      (.70)        (.70)

Distributions in excess of net investment income......      (.05)      (.09)      (.12)      (.01)          -0-

Tax return of capital distribution....................       -0-        -0-        -0-       (.07)        (.18)
                                                          ------      ------     ------     -----      --------

Total dividends and distributions.....................      (.55)      (.61)      (.69)      (.78)        (.88)
                                                          ------      ------     ------     -----      --------
Net asset value, end of year..........................  $   7.06   $   7.23   $   7.16   $   7.47     $   6.89
                                                          ======      ======     =======    =====      =======
Market value, end of year.............................  $  6.188   $  6.625   $  6.375   $  6.625     $  7.125
                                                          ======      ======     =======    =====      =======

Total Investment Return
-----------------------
Total investment return based on:(b)
 Market value.........................................      1.55%     13.79%      6.55%      4.32%     (20.44)%
 Net asset value......................................      6.16%     10.57%      6.13%     21.64%     (18.93)%

Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted)...............  $261,294   $267,865   $265,248   $276,638     $254,616
Ratio of expenses to average net assets...............     1.06%      1.15%      1.17%      1.31%        1.21%
Ratio of net investment income to average net assets..     7.00%      7.30%      8.10%     10.07%        9.58%
Portfolio turnover rate...............................      191%       350%       453%       377%         294%

--------------------------------------------------------------------------------
(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                               ACM Government Spectrum Fund
================================================================================

To the Shareholders and Board of Directors
ACM Government Spectrum Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Spectrum Fund, Inc., including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Spectrum Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
February 3, 1999

ADDITIONAL INFORMATION (unaudited)                  ACM Government Spectrum Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per shares of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on the dividends and distribution.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal factors associated with investment in the Fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

ADDITIONAL INFORMATION (unaudited) (continued)      ACM Government Spectrum Fund
================================================================================

Year 2000

Many computer systems and applications in use today process transactions using two-digit data fields for the year of the transaction, rather that the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFD"), the Fund's registrar transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

                                                    ACM Government Spectrum Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson (1)
Robert C. White(1)


OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer &  Chief Financial Officer
Juan J. Rodriguez, Controller


ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019


CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

State Street and Trust Company
225 Franklin Street
Boston, MA 02110


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of the Audit committee.

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

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


                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Government Spectrum Fund

Summary of General Information

The Fund

ACM Government Spectrum Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund invests at least 65% of assets primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the United States and those issued by foreign governments. The Fund may also use certain other investment techniques, including options and futures. The Fund may invest up to 35% of its net assets in below-investment grade securities. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Government Spectrum Fund
1345 Avenue of the Americas
New York, New York 10105


ALLIANCE CAPITAL [LOGO]


(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPCAR
--------------------------------------------------------------------------------

                                      ACM
                              ------------------
                                  Government
                              ------------------
                                   SPECTRUM
                              ------------------
                                     Fund
                              ------------------


                                          Annual Report
                                          August 31, 1998


                                       Alliance (R)
--------------------------------------------------------------------------------